UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2018

HUNT COMPANIES FINANCE TRUST, INC.
(Exact name of registrant as specified in its charter)
_____________________

Maryland	001-35845	45-4966519
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

230 Park Avenue, 19th Floor New York, New York 10169 (Address of principal executive offices) (Zip Code)

(212) 588-2049

(Registrant's telephone number, including area code)

FIVE OAKS INVESTMENT CORP.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 24, 2018, Five Oaks Investment Corp. (the “Company”) entered into a Trademark License Agreement (the “License Agreement”) with Hunt Companies, Inc. (“Hunt”), wherein Hunt granted to the Company a fully paid-up, royalty-free, non-exclusive, non-transferable license to use certain of Hunt’s trademark rights as part of the Company's use of the name “Hunt Companies Finance Trust, Inc.” and in its domain names. Under the License Agreement, the Company will have a right to use this name and its domain name for so long as Hunt Investment Management, LLC (the “Manager”) (or another affiliate of Hunt) serves as its manager pursuant to the management agreement and its manager (or another managing entity) remains an affiliate of Hunt. The License Agreement may also be earlier terminated by either party as a result of certain breaches or for convenience upon 90 days’ prior written notice. Hunt and its affiliates retain the right to continue using the “Hunt” name. In the event that the License Agreement is terminated, the Company will be required to change its name and domain names and cease using the “Hunt” name. The description of the License Agreement in this Item 1.01 is qualified in its entirety by reference to Exhibit 10.1, which is filed with this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 24, 2018, the Company filed an Articles of Amendment (the “Amendment”) with the Maryland Department of Assessments and Taxation to change its name to “Hunt Companies Finance Trust, Inc.” which change shall take effect at 5:00 p.m. (Eastern Time) on May 25, 2018.

The description of the Amendment in this Item 5.03 is qualified in its entirety by reference to Exhibit 3.1, which is filed with this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment
10.1	Trademark License Agreement, dated May 24, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNT COMPANIES FINANCE TRUST, INC.

May 25, 2018	By:	/s/ David Oston
		Name:	David Oston
		Title:	Chief Financial Officer, Secretary and Treasurer